Basis of Financial Statements	6 Months Ended
Jun. 30, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Financial Statements	Basis of Financial Statements
Description of the Business
We are a holding company engaged in actively managing and operating a group of companies and investments with a net asset value of approximately $1.2 billion as of June 30, 2019. Our business consists of managing and operating certain majority-owned subsidiaries, as well as making additional majority and minority equity portfolio investments in businesses, in order to achieve superior financial performance and maximize the value of these assets. As of June 30, 2019, our primary investments include our minority ownership interests in Ceridian HCM Holding, Inc. ("Ceridian") and The Dun & Bradstreet Corporation ("DNB"); majority equity ownership stakes in American Blue Ribbon Holdings, LLC ("ABRH"), 99 Restaurants Holdings, LLC ("99 Restaurants") and T-System Holdings, LLC ("T-System"); and various other controlled portfolio companies and minority equity and debt investments. Except where otherwise noted, all references to we, us, our, Cannae, Cannae Holdings, the Company, or CNNE are to Cannae Holdings, Inc. and its subsidiaries, taken together.

See Note H for further discussion of the businesses comprising our reportable segments.

Principles of Consolidation and Basis of Presentation
The accompanying Condensed Consolidated Financial Statements are prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and the instructions to Form 10-Q and Article 10 of Regulation S-X and include the historical accounts as well as wholly-owned and majority-owned subsidiaries of the Company. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. All adjustments made were of a normal, recurring nature. This report should be read in conjunction with our Annual Report on Form 10-K (our "Annual Report") for the year ended December 31, 2018.
Following the split-off of the former portfolio company investments by Fidelity National Financial, Inc. ("FNF"), and subsequent contribution to us (the "FNF Split-Off"), the Company is allocated certain corporate overhead and management services expenses from FNF based on the terms of the Corporate Services Agreement ("CSA"), dated as of November 17, 2017, by and between the Company and FNF and our proportionate share of the expense determined on actual usage and our best estimate of management's allocation of time. Both FNF and Cannae believe such allocations are reasonable; however, they may not be indicative of the actual results of operations or cash flows of the Company had the Company been operating as an independent, publicly traded company for the periods presented or the amounts that will be incurred by the Company in the future. FNF is considered a related party to the Company.
All intercompany profits, transactions and balances have been eliminated. Our investments in non-majority-owned partnerships and affiliates are accounted for using the equity method until such time that they may become wholly or majority-owned. Earnings attributable to noncontrolling interests are recorded on the Condensed Consolidated Statements of Operations relating to majority-owned subsidiaries with the appropriate noncontrolling interest that represents the portion of equity not related to our ownership interest recorded on the Condensed Consolidated Balance Sheets in each period.
Management Estimates
The preparation of these Condensed Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Condensed Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management include the valuation of goodwill and acquired intangible assets and fair value measurements (Note C). Actual results may differ from estimates.
Recent Developments
Dun & Bradstreet
In February 2019, we completed our previously announced investment in DNB for a net investment $505.6 million in DNB's ultimate parent. DNB is a global leader in commercial data and analytics and provides various services to help companies improve their operational performance.
On July 1, 2019, DNB completed an acquisition of Lattice Engines, Inc. ("Lattice"), a provider of integrated data and analytics solutions used by business-to-business marketing and sales professionals. In June 2019, we made an additional pro-rata investment of $23.5 million in DNB's ultimate parent. DNB used the proceeds to partially fund its acquisition of Lattice.
See Note D for further discussion.

Ceridian
On May 22, 2019, we completed the sale of 2.0 million shares of common stock of Ceridian as part of an underwritten secondary public offering by certain stockholders of Ceridian at a public offering price of $50.50 per share (the "Ceridian Share Sale"). In connection with the Ceridian Share Sale, we received $50.25 per share (after the applicable underwriter discount) for aggregate proceeds of $100.5 million. We recorded a gain of $71.1 million on the Ceridian Share Sale which is included in Realized gains (losses), net on the Consolidated and Combined Statements of Operations for the three and six months ended June 30, 2019. The recorded gain is net of $4.2 million of losses (exclusive of $1.1 million of income tax benefit) related to reclassification adjustments from Other comprehensive income. As of June 30, 2019, we own 21.7% of the outstanding common stock of Ceridian.
Restaurant Group
ABRH has entered into plans to sell certain company-owned stores. In conjunction with the plans of sale, $7.0 million of assets are recorded as held for sale and included in Prepaid expenses and other current assets, net as of June 30, 2019.
On March 21, 2019, ABRH sold its corporate office located in Nashville, Tennessee for net cash proceeds of $13.2 million and entered into a lease agreement with the buyer to lease the office for an initial term of 15 years. The transaction was evaluated and determined not to qualify for sale-leaseback accounting. Accordingly, the transaction is accounted for as a failed sale and leaseback and a financing obligation. During the six months ended June 30, 2019, we reclassified $2.4 million from assets held for sale formerly included in Prepaid expenses and other current assets to reflect the real estate assets in Property and equipment, net on our Condensed Consolidated Balance Sheet as if we were the legal owner. We continue to recognize depreciation expense over the building's estimated useful life. On the date of the sale, we recorded a liability for the financing obligation in the amount of the net cash proceeds of $13.2 million which is included in Accounts payable and other accrued liabilities, long term on our Condensed Consolidated Balance Sheet.
During the three months ended June 30, 2019, ABRH sold its corporate office located in Denver, Colorado and two company-owned O'Charley's stores for total gross proceeds of $8.5 million.
Other
On July 23, 2019, Cannae Holdings, in partnership with Motive Partners, closed on an investment in preferred equity of QOMPLX, Inc. ("QOMPLX"), formerly Fractal Industries, Inc., an intelligent decision and analytics platform used by businesses for modeling and planning. We funded $15.0 million at close and will fund another $15.0 million by December 2019 as part of a total $79.0 million financing of QOMPLX. Cannae's total investment will represent 19.9% of the outstanding voting equity of QOMPLX. Our Chairman William Foley II has joined QOMPLX’s Board of Directors.
Earnings Per Share
Basic earnings per share, as presented on the Condensed Consolidated Statement of Operations, is computed by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding during the period.
In periods when earnings are positive, diluted earnings per share is calculated by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding plus the impact of assumed conversions of potentially dilutive securities. For periods when we recognize a net loss, diluted earnings per share is equal to basic earnings per share as the impact of assumed conversions of potentially dilutive securities is considered to be antidilutive. We have granted certain shares of restricted stock which have been treated as common share equivalents for purposes of calculating diluted earnings per share for periods in which positive earnings have been reported.
Instruments which provide the ability to purchase shares of our common stock that are antidilutive are excluded from the computation of diluted earnings per share. For the three and six months ended June 30, 2019 there were no antidilutive shares of restricted stock outstanding which were excluded from the calculation of diluted earnings per share. For the three and six months ended June 30, 2018 there were less than 0.1 million and 0.1 million antidilutive shares of restricted stock outstanding, respectfully, which were excluded from the calculation of diluted earnings per share.
Income Tax
Our effective tax rate was 12.9% and (1,300.0)% in the three months ended June 30, 2019 and 2018, respectively, and (3.2)% and 29.3% in the six months ended June 30, 2019 and 2018, respectively. The change in the effective tax rate in both the three and six-month periods ended June 30, 2019 was attributable to the decreased impact of the tax benefit on losses from investments in unconsolidated affiliates on the pretax earnings in the 2019 period compared to the lower earnings in the same period in 2018. The change in the three-month period was also driven by the decreased impact of permanent items on the pretax earnings.
Recent Accounting Pronouncements
In February 2016, the FASB issued Accounting Standards Update ("ASU") No. 2016-02 Leases (Topic 842). The amendments in this ASU introduce broad changes to the accounting and reporting for leases by lessees. The main provisions of the new standard include: clarifications to the definitions of a lease, components of leases, and criteria for determining lease classification; requiring virtually all leased assets, including operating leases and related liabilities, to be reflected on the lessee's balance sheet; and expanding and adding to the required disclosures for lessees. In July 2018, the FASB issued ASU 2018-11 Leases (Topic 842): Targeted Improvements which allows entities the option to adopt this standard by recording a cumulative-effect adjustment to opening equity, if necessary, and only include required disclosures for prior periods.
We adopted Topic 842 on January 1, 2019 using a modified retrospective approach prescribed by ASU 2018-11 and recorded an operating lease right-of-use asset (Lease assets) of $246.0 million and an operating lease liability for future discounted lease payment obligations (Lease liabilities) of $279.4 million at the date of adoption. The other material impacts of the adoption of Topic 842 also resulted in a decrease of $9.1 million and $42.3 million to our Other intangible assets, net and Accounts payable and accrued liabilities, respectively. We elected to apply the following package of practical expedients on a consistent basis permitting entities not to reassess: (i) whether any expired or existing contracts are or contain a lease; (ii) lease classification for any expired or existing leases and (iii) whether initial direct costs for any expired or existing leases qualify for capitalization under the amended guidance.
See Note B. Leases for further discussion of our leasing arrangements and related accounting.
In June 2016, the FASB issued ASU No. 2016-13 Financial Instruments—Credit Losses: Measurement of Credit Losses on Financial Instruments. The amendments in this ASU introduce broad changes to accounting for credit impairment of financial instruments. The primary updates include the introduction of a new current expected credit loss ("CECL") model that is based on expected rather than incurred losses and amendments to the accounting for impairment of debt securities available for sale. This update is effective for annual periods beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for annual periods beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the effect this new guidance will have on our financial statements and related disclosures and have not yet concluded on its effects. We do not expect to early adopt the standard.
Revision of Prior Period Financial Statements
Subsequent to the issuance of the Company’s Condensed Consolidated Financial Statements for the three and six months ended June 30, 2018, we identified and corrected errors in connection with the preparation of the financial statements for the year ended December 31, 2018 pertaining to: (1) our adjustment for the cumulative effect of the adoption of Accounting Standards Codification ("ASC") Topic 606 as of the date of adoption (January 1, 2018), (2) adjustments to the opening balance sheet of T-System in order to add a contract asset for its unbilled accounts receivable and to remove a portion of deferred revenue for which T-System had no further performance obligations and (3) our accounting for certain revenue transactions in our T-System segment for the three and six months ended June 30, 2018.
These corrections resulted in a decrease in the Adjustment for cumulative effect of adoption of ASC Topic 606 to Retained earnings in the Condensed Consolidated Statement of Equity for the six months ended June 30, 2018 of $2.4 million from the $4.3 million (net of tax), as reported, to $1.9 million (net of tax), as corrected.
These corrections also resulted in the following changes in our Condensed Consolidated Statement of Operations for the three and six months ended June 30, 2018:
i.decrease of $1.6 million and $3.1 million, respectively, to Other operating revenue,
ii.decrease of $0.4 million and $1.0 million, respectively, to Depreciation and amortization,
iii.decrease of $0.2 million and $1.7 million, respectively, to Income tax expense (benefit) and
iv.increase of $1.0 million and $0.4 million, respectively, to Net loss and Net loss attributable to Cannae (increased loss)
v.increase of $0.02 and $0.01, respectively, to Net loss per share (increased loss per share)
In connection with the preparation of our Condensed Consolidated Financial Statements for the quarter ended September 30, 2018, we identified and corrected an error pertaining to our presentation of comprehensive (loss) earnings for the three and six months ended June 30, 2018. The misstatement related to the reclassification of $16.7 million of unrealized losses of unconsolidated affiliates from accumulated other comprehensive loss to earnings in conjunction with Ceridian's IPO. The reclassification was properly reflected in the Condensed Consolidated Statement of Equity for the six months ended June 30, 2018; however, it was omitted from the Condensed Consolidated Statements of Comprehensive (Loss) Earnings. This omission resulted in a $16.7 million overstatement of the comprehensive loss and the comprehensive loss attributable to Cannae Holdings, Inc. for the three and six months ended June 30, 2018.We have corrected the presentation of our comprehensive (loss) earnings in the accompanying Condensed Consolidated Statements of Comprehensive (Loss) Earnings. The correction resulted in (i) an increase in the reclassification adjustments for unrealized gains and losses on unconsolidated affiliates, net of tax, included in net earnings, (ii) a decrease in comprehensive loss and (iii) an increase in comprehensive earnings attributable to Cannae Holdings, Inc. of $16.7 million. Earnings from continuing operations, net earnings and earnings per share for the three and six months ended June 30, 2018 were not affected by the error.
In accordance with accounting guidance found in ASC Topic 250-10 Accounting Changes and Error Corrections (SEC Staff Accounting Bulletin Topic 1M), we assessed the materiality of the errors from quantitative and qualitative perspectives and concluded that the errors were not material, individually or in the aggregate, to any of our previously issued financial statements on Form 10-Q. Consequently, we are correcting these errors in this report and will also correct these errors prospectively in our subsequent quarterly filings on Form 10-Q.
Change in Accounting Principle
We historically accounted for our investment and proportionate share of losses in Dun & Bradstreet utilizing a three-month reporting lag due to timeliness considerations. The Company is now able to obtain financial information for Dun & Bradstreet on a more timely basis and has determined it is preferable to record our investment in Dun & Bradstreet on a current basis as opposed to the previous three-month lag.
In accordance with applicable accounting literature, a change to eliminate a previously existing reporting lag is considered a change in accounting principle. Changes in accounting principles are to be reported through retrospective application of the new principle to all prior financial statement periods presented. Accordingly, the Company's condensed consolidated financial statements for the interim periods of the current fiscal year, including the information as of and for the three and six months ended June 30, 2019 included herein, have been adjusted to reflect the period specific effects of eliminating the three-month reporting lag. The elimination of the three-month reporting lag did not impact total operating, investing or financing cash flows for any period presented. As we made our initial investment in Dun & Bradstreet in February 2019, such adjustments did not impact our fiscal year 2018 financial statements or opening retained earnings of our fiscal year 2019 financial statements.

The elimination of the three-month reporting lag for our equity investment in Dun & Bradstreet resulted in the adjustments as of and for the periods indicated below (in millions, except per share amounts).

	Three Months Ended			Six Months Ended
	June 30, 2019			June 30, 2019
	As Reported	As Adjusted	Difference	As Reported	As Adjusted	Difference
	(in millions, except per share amounts)
Condensed Consolidated Statements of Operations
Income tax expense (benefit)	$8.5	$5.9	$(2.6)	$3.7	$(1.3)	$(5.0)
Equity in losses of unconsolidated affiliates	(22.4)	(21.1)	1.3	(19.5)	(42.5)	(23.0)
Net earnings (loss)	15.0	18.9	3.9	17.0	(1.0)	(18.0)
Net earnings attributable to Cannae Holdings	$19.5	$23.4	$3.9	$24.6	$6.6	$(18.0)
Per Share Data:
Basic
Basic earnings per share attributable to Cannae Holdings common shareholders	$0.27	$0.33	$0.06	$0.34	$0.09	$(0.25)
Diluted
Diluted earnings per share attributable to Cannae Holdings common shareholders	$0.27	$0.33	$0.06	$0.34	$0.09	$(0.25)
Condensed Consolidated Statements of Comprehensive Earnings
Net earnings (loss)	$15.0	$18.9	$3.9	$17.0	$(1.0)	$(18.0)
Unrealized gain relating to investments in unconsolidated affiliates	5.3	2.3	(3.0)	11.5	8.2	(3.3)
Comprehensive earnings attributable to Cannae Holdings, Inc.	$29.0	$29.9	$0.9	$40.7	$19.4	$(21.3)

	As of
	June 30, 2019
	As Reported	As Adjusted	Difference
	(in millions, except per share amounts)
Condensed Consolidated Balance Sheet
Investments in unconsolidated affiliates	$913.3	$887.2	$(26.1)
Deferred tax asset	9.4	15.3	5.9
Retained earnings	90.9	72.9	(18.0)
Additional paid-in capital	1,150.9	1,152.0	1.1
Accumulated other comprehensive loss	(56.1)	(59.4)	(3.3)